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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-28382 (Commission File Number)	36-3953261 (IRS Employer Incorporation)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)

(630) 218-8000
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure.

        On February 12, 2004, we sent a notice to our stockholders regarding a mini-tender offer by Madison Liquidity Investors, LLC. A copy of the notice is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 12, 2004

INLAND REAL ESTATE CORPORATION

By:	/s/ ROBERT D. PARKS Robert D. Parks Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

99.1
Letter to Stockholders

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  ITEM 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX